Exhibit 10.10

                        INTELLECTUAL PROPERTY ASSIGNMENT

      INTELLECTUAL PROPERTY ASSIGNMENT made as of the 29th day of December, 2005, by Star Number, Inc., a Delaware corporation with its principal place of business at 10803 Parkridge Boulevard, Suite 100, Reston, Virginia 20191 (the "Assignor"), to TelePlus Wireless, Corp., a Nevada corporation with its principal place of business at 7575 TransCanada, Suite 305, St-Laurent, Quebec, H4T 1V6 (the "Assignee").

                                 R E C I T A L S

      The Assignee and the Assignor are parties to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Assignor has agreed to sell to the Assignee and the Assignee has agreed to buy from the Assignor the Purchased Assets (as defined in the Purchase Agreement), including without limitation the trademarks of the Assignor. Pursuant to the Purchase Agreement, the Assignor has agreed to execute such instruments as the Assignee may reasonably request in order more effectively to sell, convey, assign, transfer, deliver, assure and confirm to the Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by the Assignee of, all of such Purchased Assets.

      In accordance therewith, the Assignor desires to transfer and assign to the Assignee, and the Assignee desires to accept the transfer and assignment of, all of the Assignor's worldwide right, title and interest in, to and under the Assignor's registered and unregistered domestic and foreign trademarks and trademark applications, including without limitation, the trademarks and trademark applications listed on Schedule A annexed hereto and incorporated herein by reference (all of the foregoing being referred to herein as the "Trademarks").

      NOW, THEREFORE, the Assignor, for and in exchange for the payment of the purchase price set forth in the Purchase Agreement, the receipt of which is hereby acknowledged, does hereby effective as of the Effective Time (as defined in the Purchase Agreement) transfer and assign to the Assignee, and the Assignee hereby accepts the transfer and assignment of, all of the Assignor's worldwide right, title and interest in, to and under the Trademarks, together with the goodwill of the business associated therewith and which is symbolized thereby, all rights to sue for infringement of any Trademark, whether arising prior to or subsequent to the date of this Intellectual Property Assignment, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, the same to be held and enjoyed by the Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the Assignor had this Intellectual Property Assignment not been made.

      Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Intellectual Property Assignment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

      IN WITNESS WHEREOF, the Assignor has caused its duly authorized officer to execute this Intellectual Property Assignment as of the date first above written.

WITNESS:                                   ASSIGNOR:

                                           STAR NUMBER, INC.


                                           By: /s/ Frank C. Bennett       (SEAL)
------------------------------------           ---------------------------
                                               Name:
                                               Title:

                                           I have the authority to bind the
                                           Corporation

WITNESS:                                   ASSIGNEE:

                                           TELEPLUS WIRELESS, CORP.


                                           By: /s/ Marius Silvasan        (SEAL)
------------------------------------           ---------------------------
                                               Name:
                                               Title:

                                           I have the authority to bind the
                                           Corporation


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

State of          )
                  )        ss.:
County of         )

      On this ______ day of December, 2005, before me, _______________, personally appeared ______________, ______________of Star Number, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      Witness my hand and official seal.


-----------------------------
Notary Public


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

                                   SCHEDULE A

                              Registered Trademarks

Trademark                                                          Registration No.

Trademark Ser. No. 78/326,834 Liberty Wirless for All;          Register Number 2,979,533

Trademark Ser. No. 78/371,483 Liberty Wirless;                  Register Number 2,928,910

                         Pending Trademark Applications

Trademark                                         Application Number

Trademark VIVA LIBERTY                            Serial Number 78/563,630 (ITU)


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